UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-8092

Western Asset Worldwide Income Fund Inc.
(Exact name of registrant as specified in charter)

620 Eight Avenue, 49th Floor, New York, NY			10018
(Address of principal executive offices)			(Zip code)

Robert I. Frenkel, Esq. Legg Mason & Co., LLC 100 First Stamford Place Stamford, CT 06902
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(888)777-0102

Date of fiscal year end:	December 31

Date of reporting period:	June 30, 2012

ITEM 1.             REPORT TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

June 30, 2012

Semi-Annual Report

Western Asset Worldwide Income Fund Inc.
(SBW)

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

II	Western Asset Worldwide Income Fund Inc.

Fund objectives

The Fund’s primary investment objective is to maintain a high level of current income. As a secondary objective, the Fund seeks to maximize total return.

What’s inside

Letter from chairman	II

Investment commentary	III

Fund at a glance	1

Spread duration	2

Effective duration	3

Schedule of investments	4

Statement of assets and liabilities	11

Statement of operations	12

Statements of changes in net assets	13

Financial highlights	14

Notes to financial statements	15

Additional shareholder information	27

Dividend reinvestment plan	28

Letter from the chairman

Dear Shareholder,

We are pleased to provide the semi-annual report of Western Asset Worldwide Income Fund Inc. for the six-month reporting period ended June 30, 2012. Please read on for Fund performance information and a detailed look at prevailing economic and market conditions during the Fund’s reporting period.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.lmcef.com. Here you can gain immediate access to market and investment information, including:

•  Fund prices and performance,

•  Market insights and commentaries from our portfolio managers, and

•  A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and
Chief Executive Officer

July 27, 2012

Western Asset Worldwide Income Fund Inc.	III

Investment commentary

Economic review

The U.S. economy continued to grow over the six months ended June 30, 2012, albeit at an uneven pace. Looking back, U.S. gross domestic product (“GDP”)i growth, as reported by the U.S. Department of Commerce, was 4.1% in the fourth quarter of 2011. Economic growth in the U.S. then decelerated, as the Commerce Department reported that first quarter 2012 GDP growth was 2.0%. The preliminary estimate for GDP growth in the second quarter was 1.5%. Moderating growth was partially due to weaker consumer spending, which rose 1.5% in the second quarter, versus 2.4% during the first three months of the year.

Two factors constraining economic growth were the weak job market and continued troubles in the housing market. While there was some improvement during the reporting period, unemployment remained elevated. When the reporting period began, unemployment, as reported by the U.S. Department of Labor, was 8.5%. Unemployment then generally declined over the next four months and was 8.1% in April 2012, the lowest rate since January 2009. However, the unemployment rate then moved up to 8.2% in May and was unchanged in June. Within the housing market, sales are still a bit soft, though home prices appear to be firming. According to the National Association of Realtors (“NAR”), existing-home sales fluctuated throughout the period. Existing-home sales fell 5.4% on a seasonally adjusted basis in June 2012 versus the previous month. However, the NAR reported that the median existing-home price for all housing types was $189,400 in June 2012, up 7.9% from June 2011. This marked the fourth consecutive month that home prices rose from a year earlier, the first such occurrence since February through May 2006. In addition, the inventory of unsold homes fell 3.2% in June versus the previous month.

The manufacturing sector, a relative pillar of strength since the end of the Great Recession, weakened during the reporting period. Based on the Institute for Supply Management’s PMI (“PMI”)ii, in December 2011 it had a reading of 53.9 (a reading below 50 indicates a contraction, whereas a reading above 50 indicates an expansion). Activity in the manufacturing sector fluctuated during the first half of the period and was 54.8 in April, its highest reading since June 2011. The PMI then dipped to 53.5 in May 2012 and fell to 49.7 in June. The latter represented the first contraction in the manufacturing sector since July 2009. In addition, whereas thirteen of the eighteen industries in the PMI grew in May, only seven expanded in June.

While the U.S. economy continued to expand during the reporting period, growth generally moderated overseas and in some cases, fell back into a recession. In April 2012, the International Monetary Fund (“IMF”) stated that “global growth is projected to drop from about 4% in 2011 to about 3.5% in 2012 because of weak activity during the second half of 2011 and the first half of 2012.” The IMF now anticipates 2012 growth will be -0.3% in the Eurozone and 2.0% in Japan. While growth in emerging market countries is expected to remain higher than in their developed country counterparts, the IMF projects that growth will fall from approximately 5.8% in 2011 to 5.7% in 2012.

IV	Western Asset Worldwide Income Fund Inc.

Investment commentary (cont’d)

Market review

Q. Did Treasury yields trend higher or lower during the six months ended June 30, 2012?

A. Both short- and long-term Treasury yields fluctuated during the reporting period. When the period began, two- and ten-year Treasury yields were 0.25% and 1.89%, respectively. With the economy initially gathering some momentum, Treasury yields moved higher during the first half of the period. Two-year Treasury yields rose as high as 0.41% on March 20, 2012 and ten-year Treasuries peaked at 2.39% around the same time. Yields then fell in late March, as well as in April, May and early June, given renewed fears over the European sovereign debt crisis. On June 1, 2012, ten-year Treasuries closed at an all-time low of 1.47%. Yields then moved higher as the month progressed due to some positive developments in Europe and hopes for additional Federal Reserve Board (“Fed”)iii actions to stimulate the economy. When the reporting period ended on June 30, 2012, two-year Treasury yields were 0.33% and ten-year Treasury yields were 1.67%.

Q. How did the Fed respond to the economic environment?

A. The Fed took a number of actions as it sought to meet its dual mandate of fostering maximum employment and price stability. Looking back, in September 2011, the Fed announced its intention to purchase $400 billion of longer-term Treasury securities and to sell an equal amount of shorter-term Treasury securities by June 2012 (often referred to as “Operation Twist”). In January 2012, the Fed extended the period it expects to keep the federal funds rateiv at a historically low range between zero and 0.25%, saying “economic conditions — including low rates of resource utilization and a subdued outlook for inflation over the medium run — are likely to warrant exceptionally low levels for the federal funds rate at least through late 2014.” In June, the Fed announced that it would extend Operation Twist until the end of 2012 and that it was “prepared to take further action as appropriate to promote a stronger economic recovery and sustained improvement in labor market conditions in a context of price stability.”

Q. What actions did international central banks take during the reporting period?

A. Looking back, given the economic challenges in the Eurozone, the European Central Bank (“ECB”) lowered interest rates from 1.50% to 1.25% in November 2011 and then to 1.00% in December, equaling its all-time low. In July, after the reporting period ended, the ECB cut rates to 0.75%, a record low. In other developed countries, the Bank of England kept rates on hold at 0.50% during the reporting period, as did Japan at a range of zero to 0.10%, the lowest level since 2006. Elsewhere, with growth rates declining, both China and India lowered their cash reserve ratio for banks. China also cut its key interest rate in early June, and again in July, after the reporting period ended.

Q. What factors impacted the spread sectors (non-Treasuries) during the reporting period?

A. The spread sectors experienced periods of volatility during the period. Risk appetite was often robust over the first three months of the period, due to some better-than-expected economic data and signs of progress in the European sovereign debt crisis. However, fears related to the situation in Europe caused a number of spread sectors to weaken in April. While the spread sectors posted positive absolute

Western Asset Worldwide Income Fund Inc.	V

returns in April, they generally lagged equal-durationv Treasuries. Several of the riskiest spread sectors then performed poorly in May given a flight to quality that was triggered by escalating fears of contagion from Europe and some disappointing economic data in the U.S. The spread sectors then rallied in June as investor sentiment improved. For the six months ended June 30, 2012, the Barclays U.S. Aggregate Indexvi returned 2.37%.

Q. How did the high-yield market perform over the six months ended June 30, 2012?

A. The U.S. high-yield bond market generated a strong return during the reporting period. The asset class, as measured by the Barclays U.S. Corporate High Yield — 2% Issuer Cap Indexvii, posted positive returns during four of the six months of the period. Risk appetite was often solid as investors were drawn to higher yielding securities. While the high-yield market faltered in March and May given increased risk aversion, they proved to be temporary setbacks. All told, the high-yield market gained 7.23% for the six months ended June 30, 2012.

Q. How did the emerging market debt asset class perform over the reporting period?

A. After a strong start, the asset class gave back a portion of its gains in May. During much of the first four months of the period, emerging market debt was supported by solid growth in developing countries and overall strong demand. However, a confluence of events, including the European sovereign debt crisis, moderating growth in the U.S. and fears that China’s economy would experience a hard landing, caused the asset class to fall sharply in May 2012. The asset class then moved higher in June as investor risk appetite returned. Overall, the JPMorgan Emerging Markets Bond Index Global (“EMBI Global”)viii returned 7.45% over the six months ended June 30, 2012.

Performance review

For the six months ended June 30, 2012, Western Asset Worldwide Income Fund Inc. returned 6.63% based on its net asset value (“NAV”)ix and 9.88% based on its New York Stock Exchange (“NYSE”) market price per share. The Fund’s unmanaged benchmark, the EMBI Global, returned 7.45% for the same period. The Lipper Emerging Markets Debt Closed-End Funds Category Averagex returned 7.16% over the same time frame. Please note that Lipper performance returns are based on each fund’s NAV.

During this six-month period, the Fund made distributions to shareholders totaling $0.48 per share, which may have included a return of capital. The performance table shows the Fund’s six-month total return based on its NAV and market price as of June 30, 2012. Past performance is no guarantee of future results.

PERFORMANCE SNAPSHOT as of June 30, 2012 (unaudited)

Price Per Share	6-Month Total Return*
$15.41 (NAV)	6.63%†
$14.65 (Market Price)	9.88%‡

All figures represent past performance and are not a guarantee of future results. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

*          Total returns are based on changes in NAV or market price, respectively.

VI	Western Asset Worldwide Income Fund Inc.

Investment commentary (cont’d)

†            Total return assumes the reinvestment of all distributions, including returns of capital, if any, at NAV.

‡          Total return assumes the reinvestment of all distributions, including returns of capital, if any, in additional shares in accordance with the Fund’s Dividend Reinvestment Plan.

Looking for additional information?

The Fund is traded under the symbol “SBW” and its closing market price is available in most newspapers under the NYSE listings. The daily NAV is available on-line under the symbol “XSBWX” on most financial websites. Barron’s and the Wall Street Journal’s Monday edition both carry closed-end fund tables that provide additional information. In addition, the Fund issues a quarterly press release that can be found on most major financial websites as well as www.lmcef.com.

In a continuing effort to provide information concerning the Fund, shareholders may call 1-888-777-0102 (toll free), Monday through Friday from 8:00 a.m. to 5:30 p.m. Eastern Time, for the Fund’s current NAV, market price and other information.

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and
Chief Executive Officer

July 27, 2012

RISKS: The Fund’s investments are subject to credit risk, inflation risk and interest rate risk. As interest rates rise, bond prices fall, reducing the value of the Fund’s fixed-income holdings. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. High-yield bonds involve greater credit and liquidity risks than investment grade bonds. Foreign securities are subject to certain risks not associated with domestic investing, such as currency fluctuations and changes in political and economic conditions which could result in significant fluctuations. These risks are magnified in emerging markets. Leverage may result in greater volatility of NAV and the market price of common shares and increases a shareholder’s risk of loss.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole. Forecasts and predictions are inherently limited and should not be relied upon as an indication of actual or future performance.

Western Asset Worldwide Income Fund Inc.	VII

i	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.
ii

The Institute for Supply Management’s PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the manufacturing sector.

iii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iv

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

v

Duration is the measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

vi

The Barclays U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

vii

The Barclays U.S. Corporate High Yield — 2% Issuer Cap Index is an index of the 2% Issuer Cap component of the Barclays U.S. Corporate High Yield Index, which covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market.

viii

The JPMorgan Emerging Markets Bond Index Global (“EMBI Global”) tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds and local market instruments.

ix

Net asset value (“NAV”) is calculated by subtracting total liabilities and outstanding preferred stock (if any) from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (total net assets) by the total number of the common shares outstanding. The NAV fluctuates with changes in the market prices of securities in which the Fund has invested. However, the price at which an investor may buy or sell shares of the Fund is the Fund’s market price as determined by supply of and demand for the Fund’s shares.

x

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the six-month period ended June 30, 2012, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 9 funds in the Fund’s Lipper category.

Western Asset Worldwide Income Fund Inc. 2012 Semi-Annual Report	1

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†           The bar graph above represents the composition of the Fund’s investments as of June 30, 2012 and December 31, 2011 and does not include derivatives, such as futures contracts, forward foreign currency contracts and swap contracts. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

2	Western Asset Worldwide Income Fund Inc. 2012 Semi-Annual Report

Spread duration (unaudited)

Economic Exposure — June 30, 2012

Spread duration measures the sensitivity to changes in spreads. The spread over Treasuries is the annual risk-premium demanded by investors to hold non-Treasury securities. Spread duration is quantified as the % change in price resulting from a 100 basis points change in spreads. For a security with positive spread duration, an increase in spreads would result in a price decline and a decline in spreads would result in a price increase. This chart highlights the market sector exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

EM	— Emerging Markets
EMBI Global	— JPMorgan Emerging Markets Bond Index Global
IG Credit	— Investment Grade Credit
SBW	— Western Asset Worldwide Income Fund Inc.

Western Asset Worldwide Income Fund Inc. 2012 Semi-Annual Report	3

Effective duration (unaudited)

Interest Rate Exposure — June 30, 2012

Effective duration measures the sensitivity to changes in relevant interest rates. Effective duration is quantified as the % change in price resulting from a 100 basis points change in interest rates. For a security with positive effective duration, an increase in interest rates would result in a price decline and a decline in interest rates would result in a price increase. This chart highlights the interest rate exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

EM	— Emerging Markets
EMBI Global	— JPMorgan Emerging Markets Bond Index Global
IG Credit	— Investment Grade Credit
SBW	— Western Asset Worldwide Income Fund Inc.

4	Western Asset Worldwide Income Fund Inc. 2012 Semi-Annual Report

Schedule of investments (unaudited)

June 30, 2012

Western Asset Worldwide Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Sovereign Bonds — 61.0%
Argentina — 2.5%
Republic of Argentina	7.820%	12/31/33	1,154,968	EUR	$789,270	(a)
Republic of Argentina, GDP Linked Securities	4.191%	12/15/35	9,168,664	EUR	1,095,317	(a)(b)
Republic of Argentina, GDP Linked Securities	5.975%	12/15/35	9,904,661	ARS	248,328	(a)(b)
Republic of Argentina, GDP Linked Securities, Senior Bonds	4.383%	12/15/35	1,565,000		160,413	(a)(b)
Republic of Argentina, Senior Bonds	7.000%	9/12/13	719,000		637,175
Republic of Argentina, Senior Bonds	7.000%	10/3/15	927,000		703,835
Republic of Argentina, Senior Bonds	2.260%	12/31/38	126,377	EUR	43,379
Republic of Argentina, Senior Notes	8.750%	6/2/17	1,673,020		1,447,162
Total Argentina					5,124,879
Brazil — 6.3%
Brazil Nota do Tesouro Nacional, Notes	10.000%	1/1/14	1,323,000	BRL	676,826
Brazil Nota do Tesouro Nacional, Notes	10.000%	1/1/17	16,060,000	BRL	8,210,614
Federative Republic of Brazil	7.125%	1/20/37	2,163,000		3,130,943
Federative Republic of Brazil, Senior Notes	4.875%	1/22/21	620,000		720,130
Total Brazil					12,738,513
Chile — 1.5%
Banco del Estado de Chile, Senior Notes	4.125%	10/7/20	500,000		526,178	(c)
Corporacion Nacional del Cobre de Chile, Senior Notes	3.750%	11/4/20	550,000		576,337	(c)
Corporacion Nacional del Cobre de Chile, Senior Notes	3.875%	11/3/21	920,000		972,334	(c)
Republic of Chile, Senior Notes	3.875%	8/5/20	797,000		888,655
Total Chile					2,963,504
Colombia — 3.8%
Republic of Colombia	7.375%	9/18/37	3,035,000		4,505,458
Republic of Colombia, Senior Bonds	6.125%	1/18/41	350,000		456,750
Republic of Colombia, Senior Notes	7.375%	3/18/19	2,008,000		2,635,500
Total Colombia					7,597,708
India — 0.1%
ICICI Bank Ltd., Junior Subordinated Bonds	6.375%	4/30/22	244,000		219,600	(a)(c)
Indonesia — 4.7%
Republic of Indonesia, Notes	5.250%	1/17/42	3,360,000		3,532,200	(c)
Republic of Indonesia, Senior Bonds	6.875%	1/17/18	195,000		231,319	(c)
Republic of Indonesia, Senior Bonds	10.250%	7/15/22	5,020,000,000	IDR	686,967
Republic of Indonesia, Senior Bonds	11.000%	9/15/25	10,328,000,000	IDR	1,517,880
Republic of Indonesia, Senior Bonds	10.250%	7/15/27	9,706,000,000	IDR	1,374,160
Republic of Indonesia, Senior Bonds	6.625%	2/17/37	455,000		564,200	(c)
Republic of Indonesia, Senior Bonds	9.750%	5/15/37	11,529,000,000	IDR	1,605,434
Total Indonesia					9,512,160

See Notes to Financial Statements.

Western Asset Worldwide Income Fund Inc. 2012 Semi-Annual Report	5

Western Asset Worldwide Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Malaysia — 1.7%
Government of Malaysia, Senior Bonds	3.835%	8/12/15	9,860,000	MYR	$3,175,814
Government of Malaysia, Senior Bonds	4.262%	9/15/16	525,000	MYR	172,621
Total Malaysia					3,348,435
Mexico — 5.6%
Mexican Bonos, Bonds	8.000%	6/11/20	79,964,700	MXN	7,109,142
Mexican Bonos, Bonds	8.500%	11/18/38	22,990,000	MXN	2,093,700
United Mexican States, Bonds	10.000%	12/5/24	9,020,000	MXN	949,121
United Mexican States, Senior Notes	5.125%	1/15/20	840,000		989,100
Total Mexico					11,141,063
Panama — 1.5%
Republic of Panama	9.375%	4/1/29	10,000		16,400
Republic of Panama	6.700%	1/26/36	2,170,000		2,940,350
Total Panama					2,956,750
Peru — 6.7%
Republic of Peru	8.750%	11/21/33	4,988,000		8,205,260
Republic of Peru, Bonds	7.840%	8/12/20	6,923,000	PEN	3,086,066
Republic of Peru, Bonds	6.550%	3/14/37	1,541,000		2,105,006
Total Peru					13,396,332
Philippines — 0.4%
Republic of the Philippines, Senior Bonds	5.500%	3/30/26	610,000		722,850
Poland — 2.8%
Republic of Poland, Senior Notes	6.375%	7/15/19	1,180,000		1,394,276
Republic of Poland, Senior Notes	5.125%	4/21/21	1,440,000		1,595,520
Republic of Poland, Senior Notes	5.000%	3/23/22	2,362,000		2,589,933
Total Poland					5,579,729
Russia — 6.8%
RSHB Capital, Loan Participation Notes, Senior Secured Notes	9.000%	6/11/14	1,140,000		1,256,930	(c)
Russian Federation	5.625%	4/4/42	2,400,000		2,573,520	(c)
Russian Foreign Bond - Eurobond	12.750%	6/24/28	173,000		311,400	(c)
Russian Foreign Bond - Eurobond, Senior Bonds	7.500%	3/31/30	7,953,400		9,568,656	(c)
Total Russia					13,710,506
Sri Lanka — 0.4%
Sri Lanka Government International Bond, Senior Notes	6.250%	7/27/21	730,000		737,919	(c)
Turkey — 7.4%
Republic of Turkey	11.000%	1/14/13	730,000		766,500
Republic of Turkey	7.250%	3/15/15	425,000		469,094
Republic of Turkey, Collective Action Securities, Notes	9.500%	1/15/14	463,000		510,356

See Notes to Financial Statements.

6	Western Asset Worldwide Income Fund Inc. 2012 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

June 30, 2012

Western Asset Worldwide Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Turkey — continued
Republic of Turkey, Notes	6.750%	5/30/40	1,270,000	$1,484,313
Republic of Turkey, Senior Bonds	5.625%	3/30/21	1,750,000	1,918,437
Republic of Turkey, Senior Bonds	11.875%	1/15/30	3,822,000	6,778,317
Republic of Turkey, Senior Notes	7.500%	7/14/17	340,000	397,375
Republic of Turkey, Senior Notes	6.875%	3/17/36	2,102,000	2,475,630
Total Turkey				14,800,022
Venezuela — 8.8%
Bolivarian Republic of Venezuela	5.750%	2/26/16	12,461,000	10,778,765	(c)
Bolivarian Republic of Venezuela	7.650%	4/21/25	574,000	398,930
Bolivarian Republic of Venezuela, Collective Action Securities	9.375%	1/13/34	3,716,000	2,879,900
Bolivarian Republic of Venezuela, Collective Action Securities, Notes	10.750%	9/19/13	445,000	460,575
Bolivarian Republic of Venezuela, Global Senior Bonds	8.500%	10/8/14	365,000	363,175
Bolivarian Republic of Venezuela, Senior Bonds	9.250%	9/15/27	1,040,000	847,600
Bolivarian Republic of Venezuela, Senior Notes	7.750%	10/13/19	2,595,000	2,004,637	(c)
Total Venezuela				17,733,582
Total Sovereign Bonds (Cost — $112,253,675)				122,283,552
Corporate Bonds & Notes — 36.3%
Consumer Discretionary — 1.1%
Media — 1.1%
Grupo Televisa SA, Senior Bonds	6.625%	1/15/40	1,760,000	2,161,178
Consumer Staples — 0.2%
Personal Products — 0.2%
Hypermarcas SA, Notes	6.500%	4/20/21	480,000	465,600	(c)
Energy — 18.2%
Oil, Gas & Consumable Fuels — 18.2%
Dolphin Energy Ltd., Senior Secured Bonds	5.888%	6/15/19	1,064,532	1,169,655	(c)
Ecopetrol SA, Senior Notes	7.625%	7/23/19	1,200,000	1,518,000
KazMunayGas Finance Sub BV, Senior Notes	8.375%	7/2/13	2,460,000	2,591,315	(c)
KazMunayGas Finance Sub BV, Senior Notes	8.375%	7/2/13	420,000	442,420	(c)
LUKOIL International Finance BV, Bonds	6.356%	6/7/17	2,792,000	3,030,660	(c)
Novatek Finance Ltd., Notes	6.604%	2/3/21	830,000	908,020	(c)
Pacific Rubiales Energy Corp., Senior Notes	7.250%	12/12/21	950,000	1,035,500	(c)
Pan American Energy LLC, Senior Notes	7.875%	5/7/21	860,000	739,600	(c)
Pan American Energy LLC, Senior Notes	7.875%	5/7/21	452,000	388,720	(c)
Pemex Project Funding Master Trust, Senior Bonds	6.625%	6/15/35	5,525,000	6,602,375
Petrobras International Finance Co., Senior Notes	5.375%	1/27/21	960,000	1,039,460
Petrobras International Finance Co., Senior Notes	6.875%	1/20/40	1,690,000	2,027,194

See Notes to Financial Statements.

Western Asset Worldwide Income Fund Inc. 2012 Semi-Annual Report	7

Western Asset Worldwide Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Oil, Gas & Consumable Fuels — continued
Petrobras International Finance Co., Senior Notes	6.750%	1/27/41	720,000	$848,149
Petroleos Mexicanos, Notes	8.000%	5/3/19	2,370,000	3,021,750
Petroleum Co. of Trinidad & Tobago Ltd., Senior Notes	9.750%	8/14/19	850,000	1,051,025	(c)
Petronas Capital Ltd.	5.250%	8/12/19	2,400,000	2,769,955	(c)
Petronas Capital Ltd., Senior Notes	5.250%	8/12/19	814,000	939,476	(c)
PT Pertamina Persero, Notes	5.250%	5/23/21	1,050,000	1,102,500	(c)
PT Pertamina Persero, Senior Notes	4.875%	5/3/22	880,000	884,400	(c)
Ras Laffan Liquefied Natural Gas Co., Ltd. III, Senior Secured Bonds	6.750%	9/30/19	1,103,000	1,326,130	(c)
Reliance Holdings USA Inc., Senior Notes	4.500%	10/19/20	1,030,000	969,619	(c)
TNK-BP Finance SA, Senior Notes	7.500%	7/18/16	1,085,000	1,211,186	(c)
TNK-BP Finance SA, Senior Notes	7.500%	7/18/16	800,000	893,040	(c)
Total Energy				36,510,149
Industrials — 1.6%
Building Products — 0.2%
Rearden G Holdings EINS GmbH, Senior Notes	7.875%	3/30/20	370,000	394,050	(c)
Construction & Engineering — 1.0%
Odebrecht Finance Ltd., Senior Notes	7.000%	4/21/20	1,090,000	1,199,000	(c)
Odebrecht Finance Ltd., Senior Notes	5.125%	6/26/22	400,000	397,120	(c)
Odebrecht Finance Ltd., Senior Notes	6.000%	4/5/23	360,000	380,988	(c)
Total Construction & Engineering				1,977,108
Industrial Conglomerates — 0.4%
Sinochem Overseas Capital Co., Ltd., Senior Notes	4.500%	11/12/20	810,000	819,060	(c)
Total Industrials				3,190,218
Materials — 8.6%
Chemicals — 0.5%
Braskem Finance Ltd., Senior Notes	7.000%	5/7/20	910,000	998,998	(c)
Containers & Packaging — 0.5%
Suzano Trading Ltd., Senior Notes	5.875%	1/23/21	1,040,000	973,232	(c)
Metals & Mining — 6.9%
CSN Resources SA, Senior Bonds	6.500%	7/21/20	512,000	557,210	(c)
CSN Resources SA, Senior Bonds	6.500%	7/21/20	470,000	511,501	(c)
Evraz Group SA, Notes	8.250%	11/10/15	230,000	242,910	(c)
Evraz Group SA, Notes	9.500%	4/24/18	350,000	377,650	(c)
Evraz Group SA, Notes	6.750%	4/27/18	2,395,000	2,290,338	(c)
Evraz Group SA, Senior Notes	9.500%	4/24/18	470,000	507,130	(c)
Southern Copper Corp., Senior Notes	5.375%	4/16/20	380,000	422,944
Southern Copper Corp., Senior Notes	6.750%	4/16/40	1,460,000	1,560,680
Vale Overseas Ltd., Notes	8.250%	1/17/34	2,707,000	3,481,578

See Notes to Financial Statements.

8	Western Asset Worldwide Income Fund Inc. 2012 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

June 30, 2012

Western Asset Worldwide Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Metals & Mining — continued
Vale Overseas Ltd., Notes	6.875%	11/21/36	1,480,000	$1,724,132
Vedanta Resources PLC, Senior Notes	8.750%	1/15/14	1,281,000	1,330,703	(c)
Vedanta Resources PLC, Senior Notes	6.750%	6/7/16	750,000	709,650	(c)
Vedanta Resources PLC, Senior Notes	9.500%	7/18/18	170,000	172,550	(c)
Total Metals & Mining				13,888,976
Paper & Forest Products — 0.7%
Celulosa Arauco y Constitucion SA, Senior Notes	7.250%	7/29/19	160,000	189,188
Celulosa Arauco y Constitucion SA, Senior Notes	4.750%	1/11/22	300,000	308,185	(c)
Empresas CMPC SA, Notes	4.750%	1/19/18	470,000	491,383	(c)
Inversiones CMPC SA, Senior Notes	4.500%	4/25/22	360,000	358,123	(c)
Total Paper & Forest Products				1,346,879
Total Materials				17,208,085
Telecommunication Services — 4.3%
Diversified Telecommunication Services — 3.7%
Axtel SAB de CV, Senior Notes	7.625%	2/1/17	3,260,000	2,167,900	(c)
Axtel SAB de CV, Senior Notes	7.625%	2/1/17	740,000	492,100	(c)
Axtel SAB de CV, Senior Notes	9.000%	9/22/19	885,000	592,950	(c)
Qtel International Finance Ltd., Senior Notes	4.750%	2/16/21	420,000	448,350	(c)
Telemar Norte Leste SA, Senior Notes	5.500%	10/23/20	730,000	748,250	(c)
Vimpel Communications, Loan Participation Notes	8.375%	4/30/13	480,000	498,489	(c)
VIP Finance Ireland Ltd. for OJSC Vimpel Communications, Loan Participation Notes, Secured Notes	8.375%	4/30/13	2,465,000	2,559,952	(c)
Total Diversified Telecommunication Services				7,507,991
Wireless Telecommunication Services — 0.6%
Indosat Palapa Co. BV, Senior Notes	7.375%	7/29/20	620,000	675,800	(c)
Oi S.A., Senior Notes	5.750%	2/10/22	480,000	490,320	(c)
Total Wireless Telecommunication Services				1,166,120
Total Telecommunication Services				8,674,111
Utilities — 2.3%
Electric Utilities — 0.7%
Centrais Eletricas Brasileiras SA, Senior Notes	6.875%	7/30/19	180,000	210,384	(c)
Majapahit Holding BV, Senior Notes	7.750%	1/20/20	940,000	1,125,650	(c)
Total Electric Utilities				1,336,034
Gas Utilities — 0.7%
Empresa de Energia de Bogota SA, Senior Notes	6.125%	11/10/21	720,000	763,200	(c)
Transportadora de Gas Internacional SA ESP, Senior Notes	5.700%	3/20/22	580,000	606,100	(c)
Total Gas Utilities				1,369,300

See Notes to Financial Statements.

Western Asset Worldwide Income Fund Inc. 2012 Semi-Annual Report	9

Western Asset Worldwide Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Independent Power Producers & Energy Traders — 0.7%
AES Gener SA, Notes	5.250%	8/15/21	460,000	$488,536	(c)
Colbun SA, Senior Notes	6.000%	1/21/20	780,000	842,539	(c)
Total Independent Power Producers & Energy Traders				1,331,075
Multi-Utilities — 0.2%
Empresas Publicas de Medellin ESP, Senior Notes	7.625%	7/29/19	400,000	490,000	(c)
Total Utilities				4,526,409
Total Corporate Bonds & Notes (Cost — $67,417,191)				72,735,750

		Expiration Date	Warrants
Warrants — 0.3%
Bolivarian Republic of Venezuela, Oil-linked payment obligations (Cost — $0)		4/15/20	23,180	686,707
Total Investments — 97.6% (Cost — $179,670,866#)				195,706,009
Other Assets in Excess of Liabilities — 2.4%				4,832,519
Total Net Assets — 100.0%				$200,538,528

†           Face amount denominated in U.S. dollars, unless otherwise noted.

(a)       Variable rate security. Interest rate disclosed is as of the most recent information available.

(b)      The security’s interest income payments are contingent upon the performance of Argentina’s GDP. There are no principal payments over the life of the security or upon the expiration of the security.

(c)       Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

#          Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:
ARS	— Argentine Peso
BRL	— Brazilian Real
EUR	— Euro
GDP	— Gross Domestic Product
IDR	— Indonesian Rupiah
MXN	— Mexican Peso
MYR	— Malaysian Ringgit
OJSC	— Open Joint Stock Company
PEN	— Peruvian Nuevo Sol

See Notes to Financial Statements.

10	Western Asset Worldwide Income Fund Inc. 2012 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

June 30, 2012

Western Asset Worldwide Income Fund Inc.

Summary of Investments by Country *

Brazil	14.9%
Mexico	14.4
Russia	13.4
Venezuela	9.4
Turkey	7.6
Peru	6.8
Indonesia	6.8
Colombia	6.1
Malaysia	3.6
Argentina	3.2
Chile	2.9
Poland	2.9
India	1.7
Kazakhstan	1.6
Panama	1.5
Qatar	0.9
United Arab Emirates	0.6
Trinidad and Tobago	0.5
China	0.4
Sri Lanka	0.4
Philippines	0.4
100.0%

*  As a percentage of total investments. Please note that Fund holdings are as of June 30, 2012 and are subject to change.

See Notes to Financial Statements.

Western Asset Worldwide Income Fund Inc. 2012 Semi-Annual Report	11

Statement of assets and liabilities (unaudited)

June 30, 2012

Assets:
Investments, at value (Cost — $179,670,866)	$195,706,009
Foreign currency, at value (Cost — $862,581)	865,044
Cash	543,946
Interest receivable	3,751,258
Prepaid expenses	16,848
Total Assets	200,883,105

Liabilities:
Investment management fee payable	169,986
Accrued foreign capital gains tax	79,919
Unrealized depreciation on forward foreign currency contracts	13,769
Accrued expenses	80,903
Total Liabilities	344,577
Total Net Assets	$200,538,528

Net Assets:
Par value ($0.001 par value; 13,014,971 shares issued and outstanding; 100,000,000 shares authorized)	$13,015
Paid-in capital in excess of par value	180,665,898
Undistributed net investment income	3,446,015
Accumulated net realized gain on investments, futures contracts, swap contracts and foreign currency transactions	508,956
Net unrealized appreciation on investments, swap contracts and foreign currencies	15,904,644
Total Net Assets	$200,538,528

Shares Outstanding	13,014,971

Net Asset Value	$15.41

See Notes to Financial Statements.

12	Western Asset Worldwide Income Fund Inc. 2012 Semi-Annual Report

Statement of operations (unaudited)

For the Six Months Ended June 30, 2012

Investment Income:
Interest	$6,592,871
Dividends	69,540
Less: Foreign taxes withheld	(41,005)
Total Investment Income	6,621,406

Expenses:
Investment management fee (Note 2)	1,043,684
Transfer agent fees	54,975
Commitment fees (Note 5)	46,014
Audit and tax	33,739
Custody fees	30,455
Directors’ fees	17,669
Shareholder reports	17,306
Legal fees	11,643
Stock exchange listing fees	10,582
Fund accounting fees	9,761
Insurance	2,632
Miscellaneous expenses	4,222
Total Expenses	1,282,682
Net Investment Income	5,338,724

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts, Swap Contracts and Foreign Currency Transactions (Notes 1, 3 and 4):
Net Realized Gain From:
Investment transactions	1,058,402
Futures contracts	227,414
Swap contracts	35,335
Foreign currency transactions	511,897
Net Realized Gain	1,833,048
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	5,921,284
Futures contracts	(144,518)
Swap contracts	(30,438)
Foreign currencies	(213,078)
Change in Net Unrealized Appreciation (Depreciation)	5,533,250
Net Gain on Investments, Futures Contracts, Swap Contracts and Foreign Currency Transactions	7,366,298
Increase in Net Assets From Operations	$12,705,022

See Notes to Financial Statements.

Western Asset Worldwide Income Fund Inc. 2012 Semi-Annual Report	13

Statements of changes in net assets

For the Six Months Ended June 30, 2012 (unaudited) and the Year Ended December 31, 2011	2012	2011

Operations:
Net investment income	$5,338,724	$11,829,254
Net realized gain	1,833,048	3,991,800
Change in net unrealized appreciation (depreciation)	5,533,250	(3,324,304)
Increase in Net Assets From Operations	12,705,022	12,496,750

Distributions to Shareholders From (Note 1):
Net investment income	(5,310,108)	(9,909,729)
Net realized gains	(924,063)	(1,855,805)
Decrease in Net Assets From Distributions to Shareholders	(6,234,171)	(11,765,534)
Increase in Net Assets	6,470,851	731,216

Net Assets:
Beginning of period	194,067,677	193,336,461
End of period*	$200,538,528	$194,067,677
* Includes undistributed net investment income of:	$3,446,015	$3,417,399

See Notes to Financial Statements.

14	Western Asset Worldwide Income Fund Inc. 2012 Semi-Annual Report

Financial highlights

For a share of capital stock outstanding throughout each year ended December 31, unless otherwise noted:

	2012[1]	2011	2010	2009[2]	2009[3,4]	2008[3]	2007[3]
Net asset value, beginning of period	$14.91	$14.85	$14.02	$14.00	$10.12	$15.20	$15.36
Income (loss) from operations:
Net investment income	0.41	0.91	0.94	0.16	0.88	0.93	0.91
Net realized and unrealized gain (loss)	0.57	0.05	0.82	0.02	4.10	(4.86)	0.33
Total income (loss) from operations	0.98	0.96	1.76	0.18	4.98	(3.93)	1.24
Less distributions from:
Net investment income	(0.41)	(0.76)	(0.93)	(0.16)	(1.05)	(0.80)	(0.82)
Net realized gains	(0.07)	(0.14)	—	—	(0.05)	(0.35)	(0.58)
Total distributions	(0.48)	(0.90)	(0.93)	(0.16)	(1.10)	(1.15)	(1.40)
Net asset value, end of period	$15.41	$14.91	$14.85	$14.02	$14.00	$10.12	$15.20
Market price, end of period	$14.65	$13.78	$13.30	$12.75	$11.95	$8.55	$13.15
Total return, based on NAV[5,6]	6.63%	6.64%	12.86%	1.28%	52.05%	(27.70)%	8.51%[7]
Total Return, based on Market Price[8]	9.88%	10.76%	11.88%	8.03%	56.74%	(28.48)%	8.92%
Net assets, end of period (000s)	$200,539	$194,068	$193,336	$182,466	$182,239	$131,651	$197,819
Ratios to average net assets:
Gross expenses	1.29%[9]	1.38%	1.37%	1.50%[9]	1.54%	1.62%	1.56%
Net expenses[10]	1.29 [9]	1.38	1.37	1.50 [9]	1.54	1.62	1.55 [11]
Net investment income	5.37 [9]	6.06	6.47	6.58 [9]	7.43	6.50	6.05
Portfolio turnover rate	8%	26%	26%	3%	46%	39%	64%

1	For the six months ended June 30, 2012 (unaudited).
2	For the period November 1, 2009 through December 31, 2009.
3	For the year ended October 31.
4	Per share amounts have been calculated using the average shares method.
5

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

6	The total return calculation assumes that distributions are reinvested at NAV. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.
7	The manager fully reimbursed the Fund for losses incurred resulting from the Fund not meeting an investment restriction. Without this reimbursement, total return would have been 8.44%.
8

The total return calculation assumes that distributions are reinvested in accordance with the Fund’s dividend reinvestment plan. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

9	Annualized.
10	The impact of compensating balance arrangements, if any, was less than 0.01%.
11	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Western Asset Worldwide Income Fund Inc. 2012 Semi-Annual Report	15

Notes to financial statements (unaudited)

1. Organization and significant accounting policies

Western Asset Worldwide Income Fund Inc. (the “Fund”) was incorporated in Maryland on October 21, 1993 and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s primary investment objective is to maintain a high level of current income. As a secondary objective, the Fund seeks to maximize total return.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Directors.

16	Western Asset Worldwide Income Fund Inc. 2012 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

The Board of Directors is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North American Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Directors, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Directors. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Directors quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•  Level 1 — quoted prices in active markets for identical investments

•  Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

Western Asset Worldwide Income Fund Inc. 2012 Semi-Annual Report	17

•  Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS

Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-term investments†:
Sovereign bonds	—	$122,283,552	—	$122,283,552
Corporate bonds & notes	—	72,735,750	—	72,735,750
Warrants	—	686,707	—	686,707
Total	—	$195,706,009	—	$195,706,009

LIABILITIES
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other financial instruments:
Forward foreign currency contracts	—	$13,769	—	$13,769

†  See Schedule of Investments for additional detailed categorizations.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or

18	Western Asset Worldwide Income Fund Inc. 2012 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the “initial margin” and subsequent payments (“variation margin”) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. The daily changes in contract value are recorded as unrealized gains or losses in the Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(d) Swap agreements. The Fund invests in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes, including to increase the Fund’s return. The use of swaps involves risks that are different from those associated with other portfolio transactions.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is identified on the Statement of Assets and Liabilities. Risks may exceed amounts recorded in the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms, and the possible lack of liquidity with respect to the swap agreements.

Payments received or made at the beginning of the measurement period are reflected as a premium or deposit, respectively, on the Statement of Assets and Liabilities. These upfront payments are amortized over the life of the swap and are recognized as realized gain or loss in the Statement of Operations. Net periodic payments received or paid by the Fund are recognized as a realized gain or loss in the Statement of Operations.

For average notional amounts of swaps held during the six months ended June 30, 2012, see Note 4.

Western Asset Worldwide Income Fund Inc. 2012 Semi-Annual Report	19

Interest rate swaps

The Fund enters into interest rate swap contracts to gain exposure to certain currency markets. The Fund may also enter into interest rate swap contracts to manage its exposure to interest rate risk. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional principal amount. The Fund may elect to pay a fixed rate and receive a floating rate, or receive a fixed rate and pay a floating rate, on a notional principal amount. Interest rate swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as an unrealized gain or loss in the Statement of Operations. When a swap contract is terminated early, the Fund records a realized gain or loss equal to the difference between the original cost and the settlement amount of the closing transaction.

The risks of interest rate swaps include changes in market conditions that will affect the value of the contract or changes in the present value of the future cash flow streams and the possible inability of the counterparty to fulfill its obligations under the agreement. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that that amount is positive. This risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

(e) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s investment manager attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered,

20	Western Asset Worldwide Income Fund Inc. 2012 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

As of June 30, 2012, the Fund held forward foreign currency contracts with credit related contingent features which had a liability position of $13,769. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties.

(f) Loan participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of off-set against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

(g) Forward foreign currency contracts. The Fund enters into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(h) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense

Western Asset Worldwide Income Fund Inc. 2012 Semi-Annual Report	21

items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(i) Credit and market risk. The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investment in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investment in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

(j) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

22	Western Asset Worldwide Income Fund Inc. 2012 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

(k) Other risks. Consistent with its objective to seek high current income, the Fund may invest in instruments whose values and interest rates are linked to foreign currencies, interest rates, indices or some other financial indicator. The value at maturity or interest rates for these instruments will increase or decrease according to the change in the indicator to which they are indexed, amongst other factors. These securities are generally more volatile in nature, and the risk of loss of principal may be greater.

(l) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(m) Distributions to shareholders. Distributions from net investment income of the Fund, if any, are declared quarterly and paid on a monthly basis. Distributions of net realized gains, if any, are declared at least annually. Pursuant to its Managed Distribution Policy, the Fund intends to make regular monthly distributions to shareholders at a fixed rate per common share, which rate may be adjusted from time to time by the Fund’s Board of Directors. Under the Fund’s Managed Distribution Policy, if, for any monthly distribution, the value of the Fund’s net investment income and net realized capital gain is less than the amount of the distribution, the difference will be distributed from the Fund’s net assets (and may constitute a “return of capital”). The Board of Directors may modify, terminate or suspend the Managed Distribution Policy at any time, including when certain events would make part of the return of capital taxable to shareholders. Any such modification, termination or suspension could have an adverse effect on the market price of the Fund’s shares. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(n) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(o) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements

Western Asset Worldwide Income Fund Inc. 2012 Semi-Annual Report	23

imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

However, due to the timing of when distributions are made by the Fund, the Fund may be subject to an excise tax of 4% of the amount by which 98% of the Fund’s annual taxable income and 98.2% of net realized gains exceed the distributions from such taxable income and realized gains for the calendar year. The Fund paid $190,960 of federal excise tax attributable to calendar year 2011 in March 2012.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of June 30, 2012 no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates. Realized gains upon disposition of Indonesian securities held by the Fund are subject to capital gains tax in that country. As of June 30, 2012, there were $79,919 of capital gains tax liabilities accrued on unrealized gains.

(p) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager. Western Asset Management Company (“Western Asset”), Western Asset Management Company Limited (“Western Asset Limited”), Western Asset Management Company Pte. Ltd. (“Western Singapore”) and Western Asset Management Company Ltd. (“Western Japan”) are the Fund’s subadvisers. LMPFA, Western Asset, Western Asset Limited, Western Singapore and Western Japan are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

LMPFA provides administrative and certain oversight services to the Fund. The Fund pays LMPFA an investment management fee, calculated daily and paid monthly, at an annual rate of 1.050% of the Fund’s average weekly net assets up to $250 million and 1.025% of the Fund’s average weekly net assets in excess of $250 million.

LMPFA delegates to Western Asset the day-to-day portfolio management of the Fund. Western Singapore, Western Japan and Western Asset Limited do not receive any compensation from the Fund and are paid by Western Asset

24	Western Asset Worldwide Income Fund Inc. 2012 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

for their services to the Fund. For its services, LMPFA pays Western Asset 70% of the net management fee it receives from the Fund. In turn, Western Asset pays Western Singapore, Western Japan and Western Asset Limited a subadvisory fee of 0.30% on assets managed by each subadvisor.

All officers and one Director of the Fund are employees of Legg Mason or its affiliates and do not receive compensation from the Fund.

3. Investments

During the six months ended June 30, 2012, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$19,549,326
Sales	14,985,681

At June 30, 2012, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$21,913,439
Gross unrealized depreciation	(5,878,296)
Net unrealized appreciation	$16,035,143

At June 30, 2012, the Fund had the following open forward foreign currency contracts:

Foreign Currency	Counterparty		Local Currency	Market Value	Settlement Date	Unrealized Loss
Contracts to Sell:
Euro	JPMorgan Chase & Co	.	1,475,870	$1,867,904	7/16/12	$(13,769)

4. Derivative instruments and hedging activities

Financial Accounting Standards Board Codification Topic 815 requires enhanced disclosure about an entity’s derivative and hedging activities.

Below is a table, grouped by derivative type, that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at June 30, 2012.

LIABILITY DERIVATIVES1

Foreign Exchange Risk
Forward foreign currency contracts	$13,769

1  Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation (depreciation) and for liability derivatives is payables/net unrealized appreciation (depreciation).

Western Asset Worldwide Income Fund Inc. 2012 Semi-Annual Report	25

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the six months ended June 30, 2012. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED

	Interest Rate Risk	Foreign Exchange Risk	Total
Futures contracts	$227,414	—	$227,414
Swap contracts	35,335	—	35,335
Forward foreign currency contracts	—	$555,897	555,897
Total	$262,749	$555,897	$818,646

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Total
Futures contracts	$(144,518)	—	$(144,518)
Swap contracts	(30,438)	—	(30,438)
Forward foreign currency contracts	—	$(267,603)	(267,603)
Total	$(174,956)	$(267,603)	$(442,559)

During the six months ended June 30, 2012, the volume of derivative activity for the Fund was as follows:

Average Market Value
Futures contracts (to buy)†	$9,129,304
Forward foreign currency contracts (to buy)†	621,648
Forward foreign currency contracts (to sell)	6,142,774

Average Notional Balance‡
Interest rate swap contracts†	1,199,510BRL

†  At June 30, 2012, there were no open positions held in this derivative.

‡  Notional amounts are denominated in U.S. dollars, unless otherwise noted.

5. Loan

At June 30, 2012, the Fund had a $22,000,000 credit line available pursuant to a 364-day revolving credit agreement with a financial institution. Unless renewed, this agreement will terminate on March 15, 2013. Effective March 16, 2012, the Fund pays a monthly commitment fee at an annual rate of 0.40% on the unutilized portion of the available loan. Prior to March 16, 2012, the Fund paid a monthly commitment fee at an annual rate of 0.45% on the unutilized portion of the available loan. The interest on the loan outstanding, if any, is

26	Western Asset Worldwide Income Fund Inc. 2012 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

calculated at a variable rate based on the one-month LIBOR plus any applicable margin. To the extent of the borrowing outstanding, the Fund is required to maintain collateral in a special custody account at the Fund’s custodian on behalf of the financial institution. For the six months ended June 30, 2012, the Fund incurred a commitment fee in the amount of $46,014.

During the six months ended June 30, 2012, the Fund did not have any borrowings outstanding.

6. Distributions subsequent to June 30, 2012

On May 10, 2012, the Fund’s Board of Directors (the “Board”) declared three distributions, each in the amount of $0.0840 per share, payable on June 29, 2012, July 27, 2012 and August 31, 2012 to shareholders of record on June 22, 2012, July 20, 2012 and August 24, 2012, respectively. The July and August record date distributions were made subsequent to the period end of this report.

On August 8, 2012, the Board declared three distributions, each in the amount of $0.0840 per share, payable on September 28, 2012, October 26, 2012 and November 30, 2012 to shareholders of record on September 21, 2012, October 19, 2012 and November 23, 2012, respectively.

7. Recent accounting pronouncement

In May 2011, the Financial Accounting Standards Board issued Accounting Standards Update No. 2011-04, Fair Value Measurement (Topic 820) — Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs (“ASU No. 2011-04”). ASU No. 2011-04 establishes common requirements for measuring fair value and for disclosing information about fair value measurements. ASU No. 2011-04 is effective during interim and annual periods beginning after December 15, 2011. Management has evaluated ASU No. 2011-04 and concluded that it does not materially impact the financial statement amounts; however, as required, additional disclosure has been included about fair value measurement.

Western Asset Worldwide Income Fund Inc.	27

Additional shareholder information (unaudited)

Result of annual meeting of shareholders

The Annual Meeting of Shareholders of Western Asset Worldwide Income Fund Inc. was held on April 27, 2012 for the purpose of considering and voting upon the election of Directors. The following table provides information concerning the matter voted upon at the meeting:

Election of directors

Nominees	Votes For	Votes Withheld
Carol L. Colman	8,611,785	181,394
R. Jay Gerken	8,627,280	165,899
William R. Hutchinson	8,599,207	193,972

At June 30, 2012, in addition to Carol L. Colman, William R. Hutchinson and R. Jay Gerken, the other Directors of the Fund were as follows:

Daniel P. Cronin
Paolo M. Cucchi
Leslie H. Gelb
Riordan Roett
Jeswald W. Salacuse

28	Western Asset Worldwide Income Fund Inc.

Dividend reinvestment plan (unaudited)

Pursuant to certain rules of the Securities and Exchange Commission, the following additional disclosure is provided.

1. Each shareholder initially purchasing shares of common stock (“Shares”) of Western Asset Worldwide Income Fund Inc. (“Fund”) on or after September 6, 1996 will be deemed to have elected to be a participant in the Amended and Restated Dividend Reinvestment Plan (“Plan”), unless the shareholder specifically elects in writing (addressed to the Agent at the address below or to any nominee who holds Shares for the shareholder in its name) to receive all distributions in cash, paid by check, mailed directly to the record holder by or under the direction of American Stock Transfer & Trust Company as the Fund’s dividend-paying agent (“Agent”). A shareholder whose Shares are held in the name of a broker or nominee who does not provide an automatic reinvestment service may be required to take such Shares out of “street name” and register such Shares in the shareholder’s name in order to participate, otherwise distributions will be paid in cash to such shareholder by the broker or nominee. Each participant in the Plan is referred to herein as a “Participant.” The Agent will act as agent for each Participant, and will open accounts for each Participant under the Plan in the same name as their Shares are registered.

2. Unless the Fund declares a distribution payable only in the form of cash, the Agent will apply all distributions in the manner set forth below.

3. If, on the determination date, the market price per Share equals or exceeds the net asset value per Share on that date (such condition, a “market premium”), the Agent will receive the distribution in newly issued Shares of the Fund on behalf of Participants. If, on the determination date, the net asset value per Share exceeds the market price per Share (such condition, a “market discount”), the Agent will purchase Shares in the open-market. The determination date will be the fourth New York Stock Exchange trading day (a New York Stock Exchange trading day being referred to herein as a “Trading Day”) preceding the payment date for the distribution. For purposes herein, “market price” will mean the average of the highest and lowest prices at which the Shares sell on the New York Stock Exchange on the particular date, or if there is no sale on that date, the average of the closing bid and asked quotations.

4. Purchases made by the Agent will be made as soon as practicable commencing on the Trading Day following the determination date and terminating no later than 30 days after the distribution payment date except where temporary curtailment or suspension of purchase is necessary to comply with applicable provisions of federal securities law; provided, however, that such purchases will, in any event, terminate on the Trading Day prior to the “ex-dividend” date next succeeding the distribution payment date.

Western Asset Worldwide Income Fund Inc.	29

5. If (i) the Agent has not invested the full distributions amount in open-market purchases by the date specified in paragraph 4 above as the date on which such purchases must terminate or (ii) a market discount shifts to a market premium during the purchase period, then the Agent will cease making open-market purchases and will receive the uninvested portion of the distribution amount in newly issued Shares (x) in the case of (i) above, at the close of business on the date the Agent is required to terminate making open-market purchases as specified in paragraph 4 above or (y) in the case of (ii) above, at the close of business on the date such shift occurs; but in no event prior to the payment date for the distribution.

6. In the event that all or part of a distribution amount is to be paid in newly issued Shares, such Shares will be issued to Participants in accordance with the following formula: (i) if, on the valuation date, the net asset value per share is less than or equal to the market price per Share, then the newly issued Shares will be valued at net asset value per Share on the valuation date; provided, however, that if the net asset value is less than 95% of the market price on the valuation date, then such Shares will be issued at 95% of the market price and (ii) if, on the valuation date, the net asset value per share is greater than the market price per Share, then the newly issued Shares will be issued at the market price on the valuation date. The valuation date will be the distribution payment date, except that with respect to Shares issued pursuant to paragraph 5 above, the valuation date will be the date such Shares are issued. If a date that would otherwise be a valuation date is not a Trading Day, the valuation date will be the next preceding Trading Day.

7. The open-market purchases provided for above may be made on any securities exchange on which the Shares of the Fund are traded, in the over-the-counter market or in negotiated transactions, and may be on such terms as to price, delivery and otherwise as the Agent shall determine. Funds held by the Agent uninvested will not bear interest, and it is understood that, in any event, the Agent shall have no liability in connection with any inability to purchase Shares within the time periods herein provided, or with the timing of any purchases effected. The Agent shall have no responsibility as to the value of the Shares acquired for the Participant’s account. The Agent may commingle amounts of all Participants to be used for open-market purchases of Shares and the price per Share allocable to each Participant in connection with such purchases shall be the average price (including brokerage commissions) of all Shares purchased by the Agent.

8. The Agent will maintain all Participant accounts in the Plan and will furnish written confirmations of all transactions in each account, including information needed by Participants for personal and tax records. The Agent will hold Shares acquired pursuant to the Plan in noncertificated form in the Participant’s name or that of its nominee, and each Participant’s proxy will include those Shares purchased pursuant to the Plan. The Agent will forward

30	Western Asset Worldwide Income Fund Inc.

Dividend reinvestment plan (unaudited) (cont’d)

to Participants any proxy solicitation material and will vote any Shares so held for Participants only in accordance with the proxy returned by Participants to the Fund. Upon written request, the Agent will deliver to Participants, without charge, a certificate or certificates for the full Shares.

9. The Agent will confirm to Participants each acquisition made for their respective accounts as soon as practicable but not later than 60 days after the date thereof. Although Participants may from time to time have an undivided fractional interest (computed to three decimal places) in a Share of the Fund, no certificates for fractional shares will be issued. Distributions on fractional shares will be credited to each Participant’s account. In the event of termination of a Participant’s account under the Plan, the Agent will adjust for any such undivided fractional interest in cash at the market value of the Fund’s Shares at the time of termination less the pro rata expense of any sale required to make such an adjustment.

10. Any share dividends or split shares distributed by the Fund on Shares held by the Agent for Participants will be credited to their respective accounts. In the event that the Fund makes available to Participants rights to purchase additional Shares or other securities, the Shares held for Participants under the Plan will be added to other Shares held by the Participants in calculating the number of rights to be issued to Participants.

11. The Agent’s service fee for handling distributions, will be paid by the Fund. Participants will be charged a pro rata share of brokerage commissions on all open-market purchases.

12. Participants may terminate their accounts under the Plan by notifying the Agent in writing. Such termination will be effective immediately if notice is received by the Agent not less than ten days prior to any distribution record date; otherwise such termination will be effective on the first trading day after the payment date for such distribution with respect to any subsequent distribution. The Plan may be amended or terminated by the Fund as applied to any distribution paid subsequent to written notice of the change or termination sent to Participants at least 30 days prior to the record date for the distribution. The Plan may be amended or terminated by the Agent, with the Fund’s prior written consent, on at least 30 days’ written notice to Plan Participants. Notwithstanding the preceding two sentences, the Agent or the Fund may amend or supplement the Plan at any time or times when necessary or appropriate to comply with applicable law or rules or policies of the Securities and Exchange Commission or any other regulatory authority. Upon any termination, the Agent will cause a certificate or certificates for the full Shares held by each Participant under the Plan and cash adjustment for any fraction to be delivered to each Participant without charge. If the Participant elects by notice to the Agent in writing in advance of such termination to have the Agent sell part or all of a Participant’s Shares and remit

Western Asset Worldwide Income Fund Inc.	31

the proceeds to Participant, the Agent is authorized to deduct a $2.50 fee plus brokerage commission for this transaction from the proceeds.

13. Any amendment or supplement shall be deemed to be accepted by each Participant unless, prior to the effective date thereof, the Agent receives written notice of the termination of the Participant’s account under the Plan. Any such amendment may include an appointment by the Agent in its place and stead of a successor Agent under these terms and conditions, with full power and authority to perform all or any of the acts to be performed by the Agent under these terms and conditions. Upon any such appointment of an Agent for the purpose of receiving distributions, the Fund will be authorized to pay to such successor Agent, for each Participant’s account, all dividends and distributions payable on Shares of the Fund held in each Participant’s name or under the Plan for retention or application by such successor Agent as provided in these terms and conditions.

14. In the case of Participants, such as banks, broker-dealers or other nominees, which hold Shares for others who are beneficial owners (“Nominee Holders”), the Agent will administer the Plan on the basis of the number of Shares certified from time to time by each Nominee Holder as representing the total amount registered in the Nominee Holder’s name and held for the account of beneficial owners who are to participate in the Plan.

15. The Agent shall at all times act in good faith and use its best efforts within reasonable limits to insure the accuracy of all services performed under this Agreement and to comply with applicable law, but assumes no responsibility and shall not be liable for loss or damage due to errors unless such error is caused by its negligence, bad faith, or willful misconduct or that of its employees.

16. All correspondence concerning the Plan should be directed to the Agent at 59 Maiden Lane, New York, New York 10038.

Western Asset

Worldwide Income Fund Inc.

Directors	Western Asset Worldwide Income Fund Inc.	Independent registered public accounting firm
Carol L. Colman	620 Eighth Avenue	KPMG LLP
Daniel P. Cronin	49th Floor	345 Park Avenue
Paolo M. Cucchi	New York, NY 10018	New York, NY 10154
Leslie H. Gelb
R. Jay Gerken	Investment manager	Legal counsel
Chairman	Legg Mason Partners Fund Advisor, LLC	Simpson Thacher & Bartlett LLP
William R. Hutchinson		425 Lexington Avenue
Riordan Roett	Subadvisers	New York, NY 10017
Jeswald W. Salacuse	Western Asset Management Company
	Western Asset Management Company Limited	New York Stock Exchange Symbol
Officers	Western Asset Management Company Ltd	SBW
R. Jay Gerken	Western Asset Management Company Pte. Ltd.
President and Chief Executive Officer
Richard F. Sennett	Custodian
Principal Financial Officer	State Street Bank and Trust Company
Ted P. Becker	1 Lincoln Street
Chief Compliance Officer	Boston, MA 02111
Vanessa A. Williams
Identity Theft Prevention Officer	Transfer agent
Robert I. Frenkel	American Stock Transfer & Trust Company
Secretary and Chief Legal Officer	59 Maiden Lane
Thomas C. Mandia	New York, NY 10038
Assistant Secretary
Steven Frank
Treasurer
Jeanne M. Kelly
Senior Vice President

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain closed-end funds managed or sub-advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;
•	Account balances, transactions, and mutual fund holdings and positions;
•	Online account access user IDs, passwords, security challenge question responses; and
•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;
•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•	The Funds’ representatives such as legal counsel, accountants and auditors; and
•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE SEMI-ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-888-777-0102.

Revised April 2011

NOT PART OF THE SEMI-ANNUAL REPORT

Western Asset Worldwide Income Fund Inc.

Western Asset Worldwide Income Fund Inc.
620 Eighth Avenue
49th Floor
New York, NY 10018

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase shares of its Common Stock in the open market.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-888-777-0102.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling 1-888-777-0102, (2) on the Fund’s website at www.lmcef.com and (3) on the SEC’s website at www.sec.gov.

This report is transmitted to the shareholders of Western Asset Worldwide Income Fund Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or any securities mentioned in this report.

American Stock
Transfer & Trust Company
59 Maiden Lane
New York, NY 10038

WAS04051 8/12 SR12-1728

ITEM 2.                  CODE OF ETHICS.

Not applicable.

ITEM 3.                  AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.                  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.                  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.                  SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.                  DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.                  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.                  PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.                SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.                CONTROLS AND PROCEDURES.

(a)           The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)   Disclosed in this report any change in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting and,

ITEM 12.                EXHIBITS.

(a) (1) Not applicable.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Western Asset Worldwide Income Fund Inc.

By:	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer of
Western Asset Worldwide Income Fund Inc.

Date:	August 23, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer of
Western Asset Worldwide Income Fund Inc.

Date:	August 23, 2012

By:	/s/ Richard F. Sennett
Richard F. Sennett
Principal Financial Officer of
Western Asset Worldwide Income Fund Inc.

Date:	August 23, 2012